Exhibit 10.26 PIERIS PHARMACEUTICALS, INC. AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR COMPENSATION POLICY The Board of Directors of Pieris Pharmaceuticals, Inc. (the “Company”) has approved the following Amended and Restated Non-Employee Director Compensation Policy (this “Policy”) which establishes compensation to be paid to non-employee directors of the Company, effective as of December 30, 2019 (“Effective Time”), to provide an inducement to obtain and retain the services of qualified persons to serve as members of the Company’s Board of Directors. Applicable Persons This Policy shall apply to each director of the Company who is not an employee of the Company or any Affiliate (each, a “Non-Employee Director”). “Affiliate” shall mean an entity which is a direct or indirect parent or subsidiary of the Company, as determined pursuant to Section 424 of the Internal Revenue Code of 1986, as amended. Stock Option Grants All stock option amounts set forth herein shall be subject to automatic adjustment in the event of any stock split or other recapitalization affecting the Company’s common stock, par value $0.001 per share (the “Common Stock”). Interim Stock Option Grant On January 25, 2020, (i) each Non-Employee Director shall be automatically granted a non-qualified stock option to purchase 20,000 shares of Common Stock under the Company’s then-current Stock Incentive Plan, as of the Effective Time the 2018 Stock Incentive Plan (the “Stock Plan”), and (ii) the Chairperson of the Board of Directors (the “Chairperson”) shall be automatically granted an additional non-qualified stock option to purchase 2,500 shares of Common Stock under the Stock Plan (together, the “Interim Director Awards”). Annual Stock Option Grants Beginning in calendar 2020, each calendar year, (i) each Non-Employee Director shall be automatically granted a non-qualified stock option to purchase 40,000 shares of Common Stock under the Stock Plan on the date of the annual meeting of the Board of Directors coincident with or immediately following the Company’s annual meeting of stockholders (the “Annual Stockholders Meeting”), and (ii) the Chairperson shall be automatically granted an additional non- qualified stock option to purchase 5,000 shares of Common Stock under the Stock Plan (together, the “Annual Director Awards”). To the extent that the Non-Employee Director or Chairperson, as applicable, has served in that position for less than one year, then the Annual Director Award shall be pro-rated with respect to such Non-Employee Director or Chairperson.

Initial Stock Option Grant for Newly Appointed or Elected Directors and Chairperson Each new Non-Employee Director shall be automatically granted a non-qualified stock option to purchase 30,000 shares of Common Stock under the Stock Plan at the first regularly scheduled meeting of the Board of Directors on or after his or her initial appointment or election to the Board of Directors (the “Initial Director Award”). The Chairperson shall be automatically granted an additional non-qualified stock option to purchase 40,000 shares of Common Stock under the Stock Plan at the first regularly scheduled meeting of the Board of Directors on or after his or her initial appointment or election as Chairperson (the “Initial Chairperson Award”). Terms for All Option Grants Unless otherwise specified in this Policy or by the Board of Directors or the Compensation Committee at the time of grant, all options granted under this Policy shall: (i) vest, in the case of (A) the Annual Director Awards, at the end of the “Directors’ Compensation Year”, which shall be defined as the approximately one-year period beginning on the date of each regular Annual Stockholders Meeting and ending on the date of the next regular Annual Stockholders Meeting, subject to the Non-Employee Director’s continued service on the Board of Directors through the applicable Directors’ Compensation Year, and (B) the Interim Director Awards and the Initial Director Award, one (1) year after the date of grant of such option, subject to the Non-Employee Director’s continued service on the Board of Directors on the vesting date, and (C) the Initial Chairperson Award, as to twenty-five percent (25%) of the shares underlying the Initial Chairperson Award on the first anniversary of the date of the Chairperson’s appointment or election as Chairperson (the “Initial Vesting Date”), with the remaining seventy-five percent (75%) of the shares underlying the Initial Chairperson Award vesting in twelve (12) equal quarterly installments at the end of each full calendar quarter following the Initial Vesting Date, subject to the Chairperson’s continued service as Chairperson on the vesting date; (ii) have an exercise price equal to the fair market value of the Common Stock on the grant date, as determined in the Stock Plan; (iii) terminate ten years after the grant date; and (iv) contain such other terms and conditions as set forth in the form of option agreement approved by the Board of Directors or the Compensation Committee prior to the grant date. Annual Fees Each Non-Employee serving on the Board of Directors and the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and/or Science and Technology Committee, as applicable, shall be entitled to the following annual amounts (the “Annual Fees”): Board of Directors or Annual Retainer Amount Annual Retainer Amount Committee of Board of for Member for Chair Directors Board of Directors $35,000 $30,000* Audit Committee $7,500 $15,000** Science and Technology $5,000 $10,000** Committee 2

Compensation Committee $5,000 $10,000** Nominating and Corporate $4,000 $8,000** Governance Committee * The annual retainer amount for the Chair of the Board of Directors is in addition to the annual retainer amount for a Member of the Board of Directors. ** Annual retainer amounts for the Chair of Committees of the Board of Directors are in lieu of the annual retainer amount for a Member of the applicable Committee of the Board of Directors. Except as otherwise set forth in this Policy, all Annual Fees shall be paid for the period from January 1 through December 31 of each year. Such Annual Fees shall be paid in cash or a grant of an option to purchase Common Stock under the Stock Plan, at the election of each Non- Employee Director, as follows: • cash in the amount of each Non-Employee Director’s Annual Fees; or • an option to purchase such number of shares of Common Stock as is equal to the full dollar amount of each Non-Employee Director’s Annual Fees (as calculated below under “Calculation of Shares and Grant Terms”). Election Each Non-Employee Director shall make an annual election on the form provided by the Company, indicating the combination of cash and/or Common Stock elected in the year prior to the payment, indicating his or her election for the following calendar year. If no election has been made prior to the first date of the calendar year, then the Non-Employee Director shall receive all Annual Fees in cash. Each newly elected or appointed Non-Employee Director shall make an election prior to the beginning of the next calendar quarter after his or her initial appointment or election. Payments Payments payable to Non-Employee Directors shall be paid quarterly in arrears promptly following the end of each calendar quarter, provided that (i) the amount of such payment shall be prorated for any portion of such quarter that such director was not serving on the Board or a committee or, in the case of the Annual Fees paid for service as a chairperson, as a chairperson, and (ii) no fee shall be payable in respect of any period prior to the date such director was elected to the Board or a committee or, in the case of the Annual Fees paid for service as a chairperson, as a chairperson. Calculation of Shares and Grant Terms If an option to purchase Common Stock is to be received as payment, the number of shares underlying such option shall equal the Black Scholes value of the options computed in accordance with FASB Topic 718 on the 25th day of the month following the end of each calendar quarter (the “Calculation Date”) (rounded down to the nearest whole number so that no fractional shares 3 shall be issued). The option shall be automatically and without any further action required by the Board of Directors issued as of the Calculation Date and shall be fully vested as of the date of grant. Expenses Upon presentation of documentation of such expenses reasonably satisfactory to the Company, each Non-Employee Director shall be reimbursed for his or her reasonable out-of- pocket business expenses incurred in connection with attending meetings of the Board of Directors and committees thereof or in connection with other business related to the Board of Directors. Amendments The Compensation Committee shall periodically review this Policy to assess whether any amendments in the type and amount of compensation provided herein should be made and shall make recommendations to the Board of Directors for its approval of any amendments to this Policy. 4